UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2012

ICON Oil & Gas Fund-A L.P.
 (Exact Name of Registrant as Specified in Charter)

Delaware	333-177051-03	45-3053605
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

427 South Boston Avenue, Suite 703
Tulsa, Oklahoma 74103

(Address of Principal Executive Offices)
____________________

(212) 418-4700

(Registrant’s telephone number, including area code)

 (Former name or former address, if changed since last report)
____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective December 14, 2012, Joel S. Kress is no longer an executive officer of ICON Oil & Gas GP, LLC, the managing general partner of the Registrant, and no longer serves on the Disclosure Committee of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICON Oil & Gas Fund-A L.P.
By: ICON Oil & Gas GP, LLC, its General Partner

Dated: December 14, 2012	By: /s/ Michael A. Reisner
Michael A. Reisner
Co-President and Co-Chief Executive Officer